Exhibit 99.1

Worksport Provides Progress Update on ISO 9000 Certification

ISO Certification paves the way to OEM relationships which could include direct and indirect sales to global car makers such as Rivian, Tesla, Ford, General Motors, Hyundai, Honda, Stellantis, Nissan, and Toyota.

West Seneca, New York, September 30, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors is thrilled to announce that it is progressing towards achievement of ISO 9000 certification at its state-of-the-art West Seneca, NY factory anticipated by early-mid 2025. This certification reflects Worksport’s commitment to quality manufacturing and is expected to support potential growth in key future markets including government contracts, Original Equipment Manufacturers (“OEM”) relationships and larger distribution networks. OEM relationships may lead to future direct and indirect sales opportunities to domestic car brands such as Rivian, Tesla, Ford, General Motors, Hyundai, Honda, Stellantis, Nissan, and Toyota.

(Worksport makes no guarantees that the Company will engage in any business relationships or OEM partnerships with domestic car brands such as Rivian, Tesla, Ford, General Motors, Honda, Hyundai, Stellantis, Nissan, and Toyota. However, ISO 9000 certification is typically a prerequisite to becoming a vendor and supply partner to larger businesses such as Rivian, Tesla, Ford, General Motors, Hyundai, Honda, Stellantis, Nissan, and Toyota.)

ISO 9000: A Strategic Milestone in Quality and Operational Excellence

Being ISO 9000 certified represents a major milestone for Worksport, setting the Company to be positioned as a leading manufacturer of patented solar tonneau covers that meet these standards. Less than 7% of the tonneau cover industry holds this ISO certification, and this achievement will position Worksport among a select group of manufacturers. This certification will not only enhance operational efficiency and process control but also provide marketing and competitive advantages, helping the Company access business opportunities in sectors that require ISO-certified suppliers.

Why This Matters for Investors

For investors, ISO 9000 certification is an important milestone that could support the Company’s future market expansion and revenue opportunities. This certification is often a requirement for entering certain high-demand industries like automotive, electronics, and aerospace, where Worksport’s patented solar tonneau covers and clean energy solutions have enormous potential. With ISO 9000 certification, it may help Worksport expand its market presence and contribute to potential growth in 2025 and beyond.

Additionally, ISO 9000 certification is expected to improve Worksport’s ability to monitor and manage core metrics, potentially leading to improvements in key performance indicators such as Days to Ship (B2C and B2B), Defects per Unit, Customer Satisfaction, and Production Capacity. These improvements are expected to further enhance Worksport’s operational efficiency and profitability, delivering greater value to shareholders.

Worksport CEO, Steven Rossi shares “Worksport is confident in its ability to achieve ISO 9000 certification by February 2025. We see this as an ideal time to pursue certification, ensuring that all processes are not only implemented but also maintained through regular third-party audits. With the backing of an ISO certified factory, a robust IP portfolio, growing revenues, and three new products, the future of Worksport has become more exciting than ever before”

Comprehensive Steps Taken Toward Certification

Worksport’s journey toward ISO 9000 certification has been meticulously planned and initiated. The Company has already conducted a comprehensive gap analysis to align with ISO requirements and has documented all key processes to ensure consistency and efficiency. This includes establishing a robust quality policy, implementing a risk-based approach to strategic planning, and focusing on performance measurement of key processes.

Working towards the certification, Worksport has already implemented ISO standard practices, Worksport has significantly enhanced its workplace organization, workmanship standards, and material control. The Company has also strengthened its final inspection processes, product traceability, and returns management, ensuring that every product that leaves the factory meets the highest quality standards.

Stay Tuned for More

Stay tuned for upcoming investor updates on new product launches, expanded vehicle model coverage, and the continued growth of Worksport’s business. We are excited to share more on our progress and milestones as we push forward with innovation and market expansion.

Investor Inquiries May Be Directed To:

Investor Relations, Worksport Ltd.

T: 1 (888) 554-8789 x128

W1: https://investor.worksport.com

W2: www.worksport.com

E: investors@worksport.com

Key 2024 Press-Releases:

●	September 19: Worksport Initiates Alpha Launch of SOLIS & COR
●	September 12: Worksport Reports Record High August Sales
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 20: Worksport ($WKSP) Begins COR Alpha Production
●	August 14: Worksport Announces Record High Revenues; 275% Q2 Growth
●	August 1: Worksport Announces Impressive SOLIS Solar Cover Test Results
●	May 16: Worksport Reports 1,506% Q1 Revenue Surge
●	May 8: Worksport Awarded $2.8MM Grant
●	April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information
Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com E: investors@worksport.com W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook	LinkedIn
YouTube	Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.